UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2022

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JUSHI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

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British Columbia	000-56468	98-1547061
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Yamato Road, Suite 3250

Boca Raton, Florida 33431

(Address of Principal Executive Offices) (Zip Code)

(516) 617-9100

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 29, 2022, Jushi Holdings Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company also intends to file unaudited condensed consolidated financial statements for the three and six months ended June 30, 2022 with the applicable Canadian securities regulatory authorities on August 29, 2022 in accordance with applicable Canadian securities laws, which may be accessed at www.sedar.com. The unaudited condensed consolidated financial statements for the three and six months ended June 30, 2022 contained in the Company’s press release and to be filed with the Canadian securities regulatory authorities have not been audited or reviewed by the Company’s independent registered public accounting firm, remains subject to change, and should not be considered final until the Company files its second quarter 2022 Quarterly Report on Form 10-Q.

The information contained in this Item 2.02, including Exhibit 99.1, is furnished only, is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in that filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements.

In connection with the preparation of the Company’s unaudited condensed consolidated financial statements for the three and six months ended June 30, 2022, the Company’s management identified errors in its previously issued unaudited condensed consolidated balance sheet as of March 31, 2022 resulting in the understatement of certain non-current assets and associated accruals. In addition, management identified errors in the unaudited condensed consolidated statement of cash flows for three months ended March 31, 2022. Such errors resulted in the understatement of net cash flows used in operating activities, the overstatement of net cash flows used in investing activities, and the understatement of net cash flows provided by financing activities during the three months ended March 31, 2022. Company management believes such errors did not impact the cash balance as of March 31, 2022 and further believes there is no net change in cash flows during the three months then ended.

On August 28, 2022, the Company’s Audit Committee concluded, after discussion with the Company’s management and its advisors, that the Company’s previously issued unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2022 (“First Quarter 2022 Interim Financial Statements”) were materially misstated due to such errors. As a result, the Company’s First Quarter 2022 Interim Financial Statements should no longer be relied upon. Similarly, any previously issued or filed reports, registration statements, press releases, earnings releases and investor presentations or other communications describing the Company's First Quarter 2022 Interim Financial Statements should no longer be relied upon.

The Company will, as soon as practicable, make the appropriate adjustments, which will include restated unaudited condensed consolidated financial statements and any other appropriate revisions.

The Company believes that such errors will not materially impact the unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2022.

As previously disclosed and in light of the errors described above, material weaknesses existed in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company is still evaluating these matters and expects that further information regarding such material weaknesses and the Company’s intended remediation efforts will be described in more detail in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022.

The Company’s management and Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, its independent registered public accounting firm. The unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2022, referred to herein or elsewhere, have not been audited or reviewed by the Company’s independent registered public accounting firm.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2022, the Board of Directors approved the award of stock options to purchase 500,000 of the Company’s Subordinate Voting Shares to our Chief Operations Officer, Leonardo Garcia-Berg, under the Company’s existing 2019 Equity Incentive Plan. The stock options will have an exercise price of the greater of the closing price of the Company’s Subordinate Voting Shares as reported by the Canadian Stock Exchange on August 31, 2022, or the prior trading day.

Item 7.01. Regulation FD Disclosure.

On August 29, 2022, the Registrant posted an investor presentation complementary to its scheduled second quarter 2022 earnings conference call on its website and filed a copy of such presentation with the applicable securities regulatory authorities in Canada and otherwise in accordance with applicable Canadian securities laws. A copy of the investor presentation is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.2, is furnished only, is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in that filing.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated August 29, 2022
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation as well as statements that may constitute "forward-looking statements" within the meaning of within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K are forward-looking statements. Words such as “expect,” “will,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding expected filings, materiality or significance and effects of the reclassification errors on current or prior period financial statements, and any anticipated conclusions of the Company, the Audit Committee or the Company’s management related thereto.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, as well as our expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of our disclosure controls and procedures, and our deficiencies in internal control over financial reporting to differ materially from those in the forward-looking statements. These factors include the risk that additional information may arise prior to the expected filing with the Securities and Exchange Commission and Canadian securities regulators with the restated condensed consolidated interim financial statements, the preparation of our restated condensed consolidated interim financial statements or other subsequent events that would require us to make additional adjustments, as well as inherent limitations in internal controls over financial reporting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.

Date: August 29, 2022	By:	/s/ Jon Barack
Jon Barack
President and Interim Chief Financial Officer